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                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                 FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: June 11, 1997


                         JACOR COMMUNICATIONS, INC.


                                  DELAWARE
                (State or Other Jurisdiction of Incorporation)


           0-12404                                      31-0978313
    (Commission File No.)                    (IRS Employer Identification No.)


                        50 East RiverCenter Boulevard
                                  12th Floor
                             Covington, KY 41017


                                (606)655-2267


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ITEM 5.    OTHER EVENTS

     On June 12, 1997, Jacor Communications, Inc. (the "Company") announced that its wholly owned subsidiary, Jacor Communications Company, will issue $150 million of ten year senior subordinated debt at 8 3/4%.

     A copy of the press release issued by the Company announcing the transaction is attached as an exhibit hereto.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     99.1  Press Release dated June 12, 1997



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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JACOR COMMUNICATIONS, INC.



June 12, 1997                  BY: /s/ R. Christopher Weber
                                  -------------------------------------------
                                  R. Christopher Weber, Senior Vice President
                                  and Chief Financial Officer


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